ALPS ETF TRUST

Alerian MLP ETF (NYSE ARCA: AMLP)
(the “Fund”)

Supplement dated May 15, 2020 to the Summary Prospectus and Prospectus, and Statement of Additional Information (“SAI”), each dated March 31, 2020.

All changes noted in this supplement will be effective prior to commencement of trading on May 18, 2020 (the “Effective Date”).

As of the Effective Date, the number of Shares constituting the Fund’s Creation Unit shall decrease from 50,000 Shares to 25,000 Shares. Therefore all references to the number of Shares constituting the Fund’s Creation Unit as “50,000 Shares” shall hereby be deleted and replaced with references to “25,000 Shares” as of the Effective Date.

In addition, as of the Effective Date, the standard creation or redemption transaction fee for the Fund has been reduced from $500 to $100. Therefore, (i) the “fixed creation transaction fee” and “fixed redemption transaction fee” on page 22 of the Prospectus are reduced to $100 for the Fund and (ii) the table on page 74 of the SAI is hereby updated for the Fund as follows:

FUND	STANDARD CREATION OR REDEMPTION TRANSACTION FEE
AMLP	$100

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE